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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 5, 1998

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                             OAK TECHNOLOGY, INC.

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             (Exact name of registrant as specified in charter)


          DELAWARE                     0-25298                 77-0161486
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                 139 Kifer Court, Sunnyvale, California 94086

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             (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (408) 737-0888

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                                     NONE

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       (Former name or former address, if changed since last report.)


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ITEM 5.       OTHER EVENTS.

     On June 5, 1998, the registrant announced in a press release the resignation of Mr. Aydin Koc, president of its Optical Storage Business Unit. Mr. Richard Black, President of the Registrant, will assume responsibility for the division. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as
Exhibit 99.

EXHIBIT NO.   EXHIBIT

99            Press Release dated June 5, 1998

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   OAK TECHNOLOGY, INC.


Date:  June 11, 1998               By: /s/ Sidney S. Faulkner
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                                   Name:    Sidney S. Faulkner
                                   Title:   Vice President, Finance, Chief
                                            Financial Officer and Secretary



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                                  EXHIBIT INDEX

EXHIBIT NO.    EXHIBIT

99             Press Release dated June 5, 1998



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